UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

SUMMIT HOTEL PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300

Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2018, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). There were 98,075,442 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 93.67% of the outstanding shares of common stock on March 21, 2018, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect six directors to the Company’s Board of Directors.

Name	For	Withheld	Broker Non-Votes
Daniel P. Hansen	90,688,364	2,473,424	4,913,654
Bjorn R. L. Hanson	70,684,414	22,477,374	4,913,654
Jeffrey W. Jones	92,278,141	883,647	4,913,654
Kenneth J. Kay	92,265,745	896,043	4,913,654
Thomas W. Storey	72,559,834	20,601,954	4,913,654
Hope S. Taitz	92,236,790	924,998	4,913,654

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the Company’s 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified.

Proposal 2: To ratify the appointment of Ernst & Young LLP.

For	Against	Abstain	Broker Non-Votes
97,756,663	62,236	256,543	N/A

At the Annual Meeting, stockholders ratified the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2018.

Proposal 3: To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
91,058,151	1,738,110	365,527	4,913,654

At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal 4: To approve, on an advisory (non-binding) basis, the frequency of advisory (non-binding) votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
90,666,852	59,316	2,076,072	359,548	4,913,654

At the Annual Meeting, a majority of the votes cast on Proposal 4, which is commonly referred to as a “say-when-on-pay vote,” were cast in favor of holding future say-on-pay votes annually. In light of the outcome of this advisory vote, the Board of Directors has determined that future say-on-pay votes will be submitted to stockholders annually until the next required say-when-on-pay vote. The Company is required to conduct an advisory vote on the frequency of future advisory votes on executive compensation every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel,
Dated: May 21, 2018		Chief Risk Officer and Secretary